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                                                                  Exhibit 10.216

                       INTEREST RESERVE HOLDBACK AGREEMENT

     This Interest Reserve Holdback Agreement (the "Agreement") is dated as of June __, 2004, by and between NEWMAN DEVELOPMENT GROUP OF GILROY, L.L.C., a California limited liability company ("Borrower") and IWEST GILROY, L.L.C., a Delaware limited liability company ("Lender").

                               W I T N E S E T H:

     WHEREAS, Lender issued a loan commitment to Borrower dated June 30, 2004 (the "Commitment") relating to a loan for $22,000,000.00 (the "Loan") to Borrower, which Commitment was accepted by Borrower; and

     WHEREAS, Borrower executed and delivered to Lender, among other documents and things, an Installment Note of even date herewith in the principal amount of $22,000,000.00 which is secured by, among other things, a First Deed of Trust and Security Agreement between Borrower as Grantor and Lender as Beneficiary (the "Mortgage") encumbering the property commonly known as Pacheco Pass Shopping Center, intersection of Camino Arroyo and State Highway 152, Gilroy, California (the "Property").

     WHEREAS, pursuant to the terms of the Commitment, Lender shall hold back from the proceeds of the Loan an amount equal to three (3) months interest on the amount of loan proceeds advanced at a given point in time ("Reserve Amount"); and

     WHEREAS, the Reserve Amount is to be held and disbursed by Lender pursuant to the terms as set forth herein.

     NOW, THEREFORE, for $10.00 and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and to further induce Lender to make and disburse the proceeds of the Loan to Borrower, Borrower and Lender agree as follows:

1. INCORPORATION OF RECITALS. The Recitals hereinabove set forth are by this reference incorporated herein.

2.   CONDITIONS FOR RELEASE AND USE OF RESERVE AMOUNT.

     So long as there is no default under the Note, the Mortgage or Other Loan Documents, as defined in the Note and there is sufficient funds in the Reserve Amount and to the extent that there is insufficient Cash Flow Before Debt Service, as hereafter defined, if Borrower has not made the required interest payment on or before the first of the month, the amount due as of the fifth of said month will be advanced from the Reserve Amount by Lender to pay the regularly scheduled interest on the Loan. Any amounts so disbursed shall be added to the principal indebtedness evidenced by the Note and interest shall accrue on said amount upon its disbursement from the date of such disbursement. In the event

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     additional loan proceeds are advanced, the Reserve Amount shall be increased upon disbursement by an amount equal to three months interest on such advanced proceeds. In the event that the Reserve Amount is reduced to an amount which is less than three (3) months of interest due or reasonably anticipated to become due in connection with the Loan, over and above the cash flow from rental income in place, Lender will notify Borrower of the fact and the amount of the deficiency, in writing, and, Borrower shall deposit with Lender cash or the cash equivalent thereof within thirty (30) days following notification from Lender; provided, however, that Lender shall not be required to make any advances under the Loan until such time as Borrower has complied with the requirement hereunder. The term "Cash Flow Before Debt Service" means total operating income from operation of the Property (hereinafter "Gross Income"), including rental income, parking revenues and other normal operating revenues, excluding, however, interest income and security deposits, less all bona fide, necessary and reasonable expenses for the operation and maintenance of the Property, all reported on a cash basis. Expressly included as Property expenses are general and administrative costs; repair and maintenance costs; janitorial expenses; utility expenses; a management expense not to exceed five percent (5%) of Gross Income; payroll expenses where appropriate; real estate taxes and assessments; and property and liability insurance costs. Expressly excluded as Property expenses are debt service payments; depreciation; amortization; payments to affiliates with the exception of the management fee; expenses not related to the care, upkeep and preservation of the Property; and any other non-cash expense.

3. NO WAIVER. No delay or leniency of Lender in requiring strict performance of the terms and conditions hereof shall constitute a waiver of its rights hereunder.

4. NO FURTHER PLEDGE OR ENCUMBRANCE. Borrower shall not, pledge, assign or grant any security interest in the Reserve Amount or permit any lien or encumbrance to attach thereto or any UCC-1 Financing Statements, except those naming Lender as secured party, to be filed with respect thereto.

5.   DEFAULT UNDER THE NOTE.

     (a) Until the Reserve Amount is advanced by Lender, Borrower shall have no rights to, or interest in, the Reserve Amount. Notwithstanding the foregoing, to the extent of any continuing right, title or interest that Borrower may have or claim to the Reserve Amount, Borrower hereby pledges to Lender, and grants to Lender a security interest in and to the funds deposited in the Reserve Amount from time to time as additional collateral security for the indebtedness evidenced by the Note.

     (b) Nothing in this Agreement shall obligate Lender to apply all or any portion of the Reserve Amount on account of any default by Borrower or toward repayment of the indebtedness evidenced by the Note.

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     (c)  Notwithstanding the foregoing, Lender shall credit the Borrower with the undisbursed balance of the Reserve Amount, if any, at the time Borrower tenders payment of the balance of the unpaid amount of the indebtedness evidenced by the Note.

6. INDEMNIFICATION. Borrower indemnifies and holds Lender harmless from and against any and all actions, suits, claims, demands, liabilities, losses, damages, obligations and costs or expenses, including litigation costs and attorneys fees, arising from or in any way connected with this Agreement, other than the gross negligence or willful misconduct of Lender.

7. FEES AND EXPENSES, All costs and expenses incurred by Lender in connection with collecting and disbursing the Reserve Amount pursuant to this Agreement, including attorneys' fees and disbursements, shall be paid by Borrower.

8.   MISCELLANEOUS.

     (a) AMENDMENTS. No amendment, modification or cancellation of this Agreement shall be valid unless in writing and signed by the party against whom enforcement is sought.

     (b) HEADINGS. The Paragraph and Subparagraph headings hereof are inserted for convenience and reference only and shall not alter, define, or be used in construing the text of such Paragraphs or Subparagraphs.

     (c) MEANING OF PARTICULAR TERMS. Whenever used, the singular number shall include the plural and the plural the singular, and pronouns of one gender shall include all genders; and the words "Borrower" and "Lender" shall include their respective heirs, personal representatives, successors and assigns.

     (d) GOVERNING LAW, JURISDICTION AND VENUE. This Agreement shall be governed by and construed and enforced in accordance with the substantive laws of the State of Illinois without regard to Illinois conflict of laws principles.

     (e) INVALIDITY OF PARTICULAR PROVISIONS. If any term or provision of this Agreement shall be determined to be illegal or unenforceable, all other terms and provisions hereof shall never the less remain effective and shall be enforced to the fullest extent permitted by applicable law, and in lieu such illegal or unenforceable provisions there shall be added automatically as part of this Agreement a provision as similar in terms to such invalid, illegal or unenforceable provision as may be possible and be valid, legal and enforceable.

     (f) NO DELAY OR WAIVER. No delay on the part of the Lender in exercising any right hereunder or any failure to exercise the same shall operate as a waiver of such right; nor in any event shall any modification or waiver of the

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          provisions hereof be effective unless in writing; nor shall any such waiver be applicable except in the specific instance for which given.

     (g) NOTICES. All notices or demands required or permitted under this Agreement shall be in writing and addressed as provided in the Mortgage.

     (h) BINDING EFFECT. This Agreement and all the covenants, promises and agreements contained herein shall be binding upon and inure to the benefit of the respective legal representatives, personal representatives, devisees, heirs, successors and assigns of the Borrower and Lender.

     (i) ENTIRE AGREEMENT. No oral understandings or agreements exist between the parties, all of which oral understandings or agreement are merged herein and of no further force and effect.

     (j) EXECUTION IN COUNTERPARTS. This Agreement may be executed, acknowledged and delivered in any number of counterparts and each such counterpart shall constitute an original, but together such counterparts shall constitute only one instrument.

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     IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement as of the day and year first above written.


                             NEWMAN DEVELOPMENT GROUP OF
                             GILROY, L.L.C., a California limited liability company


                             By:      /s/ Marc Newman
                                   --------------------------------------------
                             Name:        Marc Newman
                                   --------------------------------------------
                             Its:           Member
                                   --------------------------------------------


                             IWEST GILROY, L.L.C., a Delaware limited liability company


                             By:        /s/ Valerie Medina
                                   --------------------------------------------
                             Name:      Valerie Medina
                                   --------------------------------------------
                             Its:       asst. secretary
                                   --------------------------------------------